Financial expenses (Tables)	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Schedule of financial expenses
The following is a roll forward of the activity within debt and lease liability - sale and leaseback vessels (current and non-current), by facility, for the six months ended June 30, 2025:

		Activity				Balance as of June 30, 2025 consists of:
In thousands of U.S. dollars	Carrying Value as of December 31, 2024	Drawdowns	Repayments	Other Activity(1)	Carrying Value as of June 30, 2025	Current	Non-Current
2023 $225.0 Million Revolving Credit Facility	$165,675	$—	$(63,065)	$—	$102,610	$—	$102,610
2023 $49.1 Million Credit Facility	41,010	—	(2,307)	—	38,703	4,615	34,088
2023 $117.4 Million Credit Facility	91,883	—	(8,503)	—	83,380	17,008	66,372
2023 $1.0 Billion Credit Facility	351,213	—	—	—	351,213	—	351,213
2023 $94.0 Million Credit Facility	83,242	—	(4,833)	—	78,409	9,666	68,743
2025 $500.0 Million Revolving Credit Facility	—	—	—	—	—	—	—
Ocean Yield Lease Financing	22,209	—	(1,537)	16	20,688	3,159	17,529
2021 Ocean Yield Lease Financing	52,216	—	(2,900)	1,170	50,486	50,486	—
Unsecured Senior Notes Due 2025	70,545	—	(70,571)	26	—	—	—
Unsecured Senior Notes Due 2030	—	200,000	—	—	200,000	—	200,000
	$877,993	$200,000	$(153,716)	$1,212	$925,489	$84,934	$840,555
Less: deferred financing fees	(15,754)	(3,451)	—	3,861	(15,344)	(503)	(14,841)
Less: prepaid interest expense	(272)	—	21	—	(251)	(251)	—
Total	$861,967	$196,549	$(153,695)	$5,073	$909,894	$84,180	$825,714
(1)    Relates to non-cash accretion, write-offs, amortization or other adjustments on (i) lease obligations assumed as part of a previous acquisition, (ii) the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options, and (iii) our Unsecured Senior Notes Due 2025.
The following table summarizes our financial expenses for the six months ended June 30, 2025 and 2024, respectively.

	For the six months ended June 30,
In thousands of U.S. dollars	2025	2024
Interest expense, net of capitalized interest (1)	$35,197	$56,508
Loss on extinguishment of debt and write-off of deferred financing fees (2)	2,103	8,072
Amortization of deferred financing fees (3)	3,601	5,700
Accretion of premiums and discounts on debt assumed in historical acquisitions (4)	25	41
Total financial expenses	$40,926	$70,321

(1)    The decrease in interest expense, net of capitalized interest, for the six months ended June 30, 2025, was attributable to a reduction in our average debt as a result of our focus on deleveraging given the cash flows generated from the strong market conditions that began in 2022. Our average indebtedness decreased to $962.8 million during the six months ended June 30, 2025, as compared to $1.4 billion during the six months ended June 30, 2024.
(2)    The loss on extinguishment of debt and write-off of deferred financing fees during the six months ended June 30, 2025 include (i) $0.9 million of write-offs of deferred financing fees, and (ii) $1.2 million in costs related to the extinguishment of debt during the period.
The loss on extinguishment of debt and write-off of deferred financing fees during the six months ended June 30, 2024 include (i) $5.8 million of write-offs of deferred financing fees, and (ii) $2.3 million in costs related to the extinguishment of debt during the period.
(3)    The decrease in amortization of deferred financing fees for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024 is a result of the repayment of facilities.
(4)    The decrease in accretion of premiums and discounts on debt assumed in historical acquisitions for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024 is a result of the repayment of facilities.